Financial Results Third Quarter 2023 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “continue,” “could,” “decline,” “estimate,” “expect,” “grow,” “growth,” “improve,” “increase,” “may,” “pending,” “plan,” “position,” “preliminary,” “remain,” “rising,” “should,” “slow,” “strategy,” “well-positioned,” or other similar expressions. Forward- looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, SBA, and franchise finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted noninterest income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted income before income taxes, adjusted income tax provision (benefit), adjusted net income, adjusted diluted earnings per share, adjusted tangible common equity, adjusted tangible assets and adjusted tangible common equity to adjusted tangible assets are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

Third Quarter 2023 Highlights  Net income of $3.4 million  Diluted earnings per share of $0.39 3  Net interest margin of 1.39% and FTE net interest margin of 1.49%1  Pace of increase in deposit costs slowed to lowest point in past five quarters  Total deposits increased 5.9% from 2Q23  Total portfolio loan balances increased 2.4% from 2Q23  Capital position remains solid  TCE / TA of 6.64%1; CET1 ratio of 9.59%  SBA gain on sale revenue of $5.6 million  NPAs to total assets improved to 0.12%  Office CRE less than 1% of total loans  Excluding AOCI and adjusting for normalized cash balances, adjusted TCE / TA was 7.77%1  Repurchased 97,834 shares at an average price of $18.29 under authorized repurchase program 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix  Total revenue increased to $24.8 million  Noninterest expense to average assets of 1.53%  Tangible book value per share of $39.57  Yield on loans funded in 3Q23 increased to 8.92%, up 50 bps from 2Q23, under loan portfolio optimization strategy  Loans to deposits ratio declined to 91.5%

Loan Portfolio Overview  Total portfolio loan balances increased 2.4% from 2Q23  Commercial loan balances increased $77.2 million, or 2.7%, compared to 2Q23  Consumer loan balances increased $13.8 million, or 1.8%, compared to 2Q23  3Q23 funded portfolio loan origination yields were up 50 bps from 2Q23 and 362 bps from 3Q22  Office exposure continues to be less than 1% of total loan balances and is limited to suburban and medical 4 Loan Portfolio Mix1 1 Percentages may not add up to 100% due to rounding 2 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in millions 2 11% 10% 10% 10% 9% 9% 16% 16% 11% 8% 7% 12%3% 9% 1% 2% 4% 4% 4% 2% 4% 11% 17% 13% 8% 22% 26% 24% 20% 21% 18% 38% 34% 34% 31% 30% 27% 2% 2% 2% 4% 6% 8% 9% 7% 6% 6% 6% 5% $2,091 $2,716 $2,964 $3,059 $2,888 $3,499 $3,735 2017 2018 2019 2020 2021 2022 3Q23 Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer 5% 27% 8% 17% 7% 4% 12% 11% 9%

$1,696.8 42%$996.0 24% $367.3 9% $244.3 6% $162.4 4% $616.7 15% Consumer Small Business Commercial Public Funds BaaS Brokered2 $123.5 3% $256.1 6% $23.8 1% $419.8 10% $802.8 19% $162.4 4% $1,624.4 39% $670.7 18% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates of deposits Brokered deposits Deposit Composition 5  Total deposits increased $229.2 million, or 5.9%, from 2Q23 and are up 27.9% from 3Q22  Diversified deposit base comprised of a combination of consumer, small business, commercial and public funds  Deposit base is further diversified by product type among checking, money market/savings and CDs  Quarterly deposit growth driven by CD production priced ahead of Fed Funds increase in July and deposit maturities in 4Q23 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds 2 Public funds includes $54.0 million of deposits that are classified as brokered for regulatory purposes 1 Deposits by Customer Type - 9/30/23 Dollars in millions Total Deposits - $4.1B as of 9/30/23 Dollars in millions Average Balance (Dollars in thousands) $44.7 $100.0 $215.3 $649.9 $44.9

Uninsured Deposit Balances 6  Estimated uninsured deposit balances represent 23% of total deposits, down from 24% in 2Q23 – Decrease driven primarily by new production in balances under the insured limit  Uninsured balances include Indiana-based Public Funds which are insured by the Indiana Board for Depositories and neither require collateral nor are reported as “Preferred Deposits” on the Bank’s call report  Uninsured balances also include certain large balance accounts under contractual deposit agreements that only allow withdrawal under certain conditions Estimated Uninsured Deposits Public Funds Contractual Deposits Adjusted Uninsured Deposits Uninsured Deposits Waterfall – 3Q23 Dollars in millions 23% of Total Deposits 17% of Total Deposits

Liquidity and 3Q23 Deposit Update 7  Cash and unused borrowing capacity totaled $1.7 billion at quarter end – Cash balances up over $55 million since 2Q23 – Currently represents 182% of total uninsured deposits and 244% of adjusted uninsured deposits  CD production drove increased balance sheet liquidity  Strong deposit growth lowered the loans to deposits ratio to 91.5% 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds Cost of Funds by Deposit TypeTotal Deposits – Recent Activity Dollars in millions 4% 3% 3%8% 7% 6%1% 1% 1% 13% 11% 10% 22% 21% 20% 2% 4% 4% 50% 53% 56% 3/31/23 6/30/23 9/30/23 Noninterst-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates and brokered deposits 1 $3,622.3 $3,854.3 $4,083.5 3Q23 2Q23 1Q23 Interest-bearing demand deposits 2.18% 1.68% 1.09% Savings accounts 0.85% 0.86% 0.86% Money market accounts 4.04% 3.88% 3.62% BaaS – brokered deposits 4.33% 4.03% 3.80% Certificates of deposits 4.37% 3.84% 3.12% Brokered deposits 4.74% 4.47% 3.93% Total interest-bearing deposits 4.09% 3.75% 3.24%

Net Interest Income and Net Interest Margin  Net interest income on a GAAP and FTE basis were down 4.2% and 4.4%, respectively, from 2Q23  Improved loan mix and higher origination yields were offset by higher funding costs  Total loan portfolio yield impacted by loan beta lag effect on fixed rate portfolios  Pace of increase in deposit costs slowest in past five quarters 8 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Yield on Loans and Cost of Interest-Bearing Deposits Net Interest Margin – GAAP and FTE1 4.33% 4.72% 4.96% 5.15% 5.24% 1.41% 2.45% 3.24% 3.75% 4.09% 3Q22 4Q22 1Q23 2Q23 3Q23 Yield on loans Cost of interest-bearing deposits $24.0 $21.7 $19.6 $18.1 $17.4 $25.3 $23.1 $21.0 $19.5 $18.6 3Q22 4Q22 1Q23 2Q23 3Q23 GAAP FTE 2.40% 2.09% 1.76% 1.53% 1.39% 2.53% 2.22% 1.89% 1.64% 1.49% 3Q22 4Q22 1Q23 2Q23 3Q23 GAAP FTE Net Interest Income – GAAP and FTE1 Dollars in millions

Net Interest Margin Drivers 9 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Net Interest Margin – FTE1 Linked-Quarter Change Monthly Rate Paid on Int. Bearing Deposits vs. Fed Funds  Linked-quarter FTE NIM decreased 15 bps, due primarily to higher deposit costs, partially offset by higher earning asset yields – Weighted average yield of 8.92% on funded portfolio originations during 3Q23, up 50 bps from 2Q23 – Other earning assets and securities yields increased 29 and 20 bps, respectively, from 2Q23  Deposit costs increased 34 bps from 2Q23 to 4.09% for 3Q23 – Strong deposit growth continued to outpace loan growth to provide greater liquidity – Carrying higher cash balances estimated to have negatively impacted NIM and FTE NIM by 10 - 12 bps +16 bps -4 bps - 29 bps 1.64% 1.49% +2 bps 2.10% 2.50% 2.75% 3.06% 3.26% 3.39% 3.59% 3.79% 3.85% 3.98% 4.13% 4.16% 3.08% 3.83% 4.33% 4.33% 4.58% 4.83% 4.83% 5.08% 5.08% 5.33% 5.33% 5.33% Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Int. Bearing Deposits Fed Funds Effective

Noninterest Income 10 Dollars in millions Noninterest Income by Type Dollars in millions Noninterest Income by Quarter  Noninterest income of $7.4 million, up 26%, compared to $5.9 million in 2Q23  Gain on sale of loans of $5.6 million, up 14.4%, compared to $4.9 million in 2Q23 – SBA loan sale volume increased 22.1% compared to 2Q23 – Net gain on sale premiums declined by 38 bps from 2Q23  Other income increased $0.5 million due to income from fund investments $0.2 $0.8 $5.6 $0.8 Service charges and fees Net loan servicing revenue Gain on sale of loans Other $4.3 $5.8 $5.4 $5.9 $7.4 3Q22 4Q22 1Q23 2Q23 3Q23

Noninterest Expense 11 1 3Q22 noninterest expense includes a $0.1 million write-down of software; see Reconciliation of Non-GAAP Financial Measures in the Appendix 2 1Q23 noninterest expense includes $3.1 million of mortgage operations and exit costs; see Reconciliation of Non-GAAP Financial Measures in the Appendix Dollars in millions Noninterest Expense by Quarter Noninterest Expense to Average Assets 1.73%1.71% 1.55% 1.74% 1.72% 1.83% 1.52% 1.53% 3Q22 4Q22 1Q23 2Q23 3Q23 Core Non-core items 1 1.73% 1.56% 2 $18.0 $18.5 $18.7 $19.8 3Q22 4Q22 1Q23 2Q23 3Q23 Core Non-core items $17.9 $21.0 1 2 $17.9  Noninterest expense of $19.8 million, compared to $18.7 million in 2Q23  Salaries and employee benefits expense reflects higher SBA and construction incentive compensation  Increase in loan expenses driven by higher loan production and third party loan servicing fees  Lower noninterest expense to average assets reflects the cost savings from exiting the mortgage business in 1Q23

Asset Quality  Allowance for credit losses to total loans of 0.98% in 3Q23, down 1 bp from 2Q23  Quarterly provision for credit losses was $1.9 million, compared to $1.7 million in 2Q23  Net charge-offs to average loans of 0.16%, compared to 0.17% in 2Q23  Nonperforming loans decreased $0.3 million from 2Q23  Delinquencies 30 days or more past due of 0.22%, compared to 0.09% in 2Q23 12 0.18% 0.22% 0.26% 0.17% 0.16% 3Q22 4Q22 1Q23 2Q23 3Q23 0.14% 0.17% 0.20% 0.13% 0.12% 3Q22 4Q22 1Q23 2Q23 3Q23 NPLs to Total Loans NPAs to Total Assets Net Charge-Offs to Avg. Loans 0.02% 0.03% 0.82% 0.17% 0.16% 3Q22 4Q22 1Q23 2Q23 3Q23

Capital  Tangible common equity to tangible assets decreased 43 bps to 6.64%1 from 2Q23 – Impacted by deposit growth and increase in cash balances; expect smaller balance sheet in 4Q23 with deposit maturities  Tangible book value per share of $39.57, relatively consistent with $39.85 in 2Q231  Repurchased 97,834 shares at an average price per share of $18.29 during 3Q23  Since 4Q21, 1,364,978 shares have been purchased at an average price per share of $29.83 13 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports Company Bank Total shareholders' equity to assets 6.73% 8.35% Tangible common equity to tangible assets1 6.64% 8.26% Tier 1 leverage ratio 7.31% 8.97% Common equity tier 1 capital ratio 9.59% 11.77% Tier 1 capital ratio 9.59% 11.77% Total risk-based capital ratio 13.18% 12.71% $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $39.57 2017 2018 2019 2020 2021 2022 3Q23 Tangible Book Value Per Share1 Regulatory Capital Ratios – September 30, 20232

Pro Forma Capital Impact of Unrealized Securities Losses  Limited deployment of excess liquidity into the securities portfolio during the low-rate environment in 2020 and 2021  Over 66% of securities are classified as available-for-sale and reported on the balance sheet at market value  Capital ratios at both the holding company and bank, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements  Total after-tax unrealized securities losses represent 19.6% of tangible equity 14 10.06% 7.89% 7.00% 11.77% 9.59% Minimum Capital Required First Internet Bank First Internet Bancorp 11.00% 11.48% 10.50% 12.71% 13.18% Minimum Capital Required First Internet Bank First Internet Bancorp Basel III Reported Adjusted 1 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports 2 Adjusted for unrealized losses, after tax Common Equity Tier 1 Capital Ratios 1 Total Capital Ratios 1 Tangible Common Equity / Tangible Assets As of 9/30/23 As of 9/30/23 As of 9/30/23 7.87% 6.24% 8.26% 6.64% First Internet Bank First Internet Bancorp 2

Small Business Lending  $193.0 million in balances as of September 30, 2023  Nationwide platform providing growth capital to entrepreneurs and small business owners  Originations year-to-date 2023 up 165% over year-to-date September 30, 2022  9th largest Small Business Administration 7(a) lender for the SBA’s 2023 fiscal year 15 1 Excludes PPP loans Managed SBA 7(a) Loans1 Portfolio Mix by State Portfolio Mix by Major Industry 23% 17% 14% 14% 12% 20% Retail Trade Services Manufacturing Accommodation and Food Services Construction Other 14% 14% 11% 11%8% 7% 35% MI TX CA FL IL IN Other

Franchise Finance  $455.1 million in balances as of September 30, 2023  Focused on providing growth financing to franchisees in a variety of industry segments  Strong historical credit performance to date  Average loan size of $0.9 million 16 Portfolio Mix by Borrower Use Portfolio Mix by State Portfolio Mix by Brand 1 18% 15% 14% 12% 9% 5% 27% Limited-Service Restaurants Indoor Recreation Beauty Salons Full-Service Restaurants Fitness and Recreational Sports Centers Other Personal Care Services Other 15% 13% 6% 6% 5% 4% 4% 47% TX CA MI FL GA PA NC Other 10% 10% 7% 6% 4% 4% 59% Urban Air Adventure Park Scooter's Coffee My Salon Suite Goldfish Swim School Crumbl Cookies Restore Cryotherapy Other

Construction and Investor Commercial Real Estate  $381.9 million in combined balances as of September 30, 2023  Average current loan balance of $5.6 million for investor CRE  Average commitment sizes for construction – Commercial construction/development: $21.4 million – Residential construction/development: $2.1 million 17 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry  Unfunded commitments as of September 30th, 2023, up from 2Q23 – Commercial construction/development: $486.4 million – Residential construction/development: $41.0 million  Minimal office exposure; 3.4% of combined balances consisting of suburban and medical office space 54% 32% 14% Commercial Construction/ Development Investor Commercial Real Estate Residential Construction/ Development 31% 26% 17% 8% 5% 3% 3% 3% 2% 2% Multifamily/Mixed Use Industrial Warehouse Hospitality Residential Land Development Senior Living Residential Construction Suburban & Medical Office Commercial Land Other Retail 84% 9% 3% 2%1% 1% IN AZ KY OH CA SC

Single Tenant Lease Financing  $933.9 million in balances as of September 30, 2023  Long-term financing of single tenant properties occupied by historically strong national and regional tenants  Weighted-average portfolio LTV of 46%  Average loan size of $1.3 million 18 Portfolio Mix by Major Vertical Portfolio Mix by Major Tenant Portfolio Mix by Geography  Strong historical credit performance  No delinquencies in this portfolio  Minimal office exposure; 1.3% of loan balances consisting of medical office space 27% 23%19% 12% 6% 5% 5% 3% Quick Service Restaurants Auto Parts/ Repair/Car Wash Full Service Restaurants Convenience/Fuel Pharmacies Dollar Stores Specialty Retailers Other 6% 6% 5% 5% 4% 4% 4% 3% 3% 2% 58% Tidal Wave Burger King Wendy's Caliber Collision Red Lobster Dollar General ICWG Bob Evans Walgreens CVS Other 10% 24% 22% 39% 5%

4%2% 4% 5% 23% 7% 6% 2%1% 1% 3% 42% AAA/Aaa AA+/Aa1 AA/Aa2 AA-/Aa3 A+/A1 A/A2 A-/A3 BBB+/Baa1 BBB/Baa2 BB+/Ba1 BB/Ba2 Non-Rated 35% 14%14% 10% 6% 6% 3% 3% 1% 1% 7% General Obligation Essential use equipment loans Lease rental revenue Utilities Revenue Public higher ed facilities - Revenue Tax Incremental Financing (TIF) districts Sales tax, food and bev tax, hotel tax Income Tax supported loans Short term cash flow fin (BAN) - G.O. Municipally owned health care facilities Others 59% 6% 5% 4% 4% 4% 3% 2% 13% IN OK IA OH MO MI GA MS Other Public Finance  $536.0 million in balances as of September 30, 2023  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing 19  No delinquencies or losses since inception Portfolio Mix by Repayment Source Borrower Mix by Credit Rating Portfolio Mix by State

Healthcare Finance  $235.6 million in balances as of September 30, 2023  Average loan size of $476,000  No delinquencies in this portfolio 20 Portfolio Mix by Borrower Use Portfolio Mix by Borrower Portfolio Mix by State 76% 18% 5% 1% Practice Refi or Acqu Owner Occupied CRE Project Equipment and Other 86% 9% 5% Dentists Veterinarians Other 31% 12% 6% 4% 4% 3% 3% 37% CA TX FL NY AZ WA IL Other

C&I and Owner-Occupied Commercial Real Estate  $172.8 million in combined balances as of September 30, 2023  Current C&I LOC utilization of 46%  Average loan sizes  C&I: $651,000  Owner-occupied CRE: $821,000 21 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry 49% 34% 17% C&I - Term Loans Owner Occupied CRE C&I - Lines of Credit 38% 28% 7% 6% 4% 17% IN AZ KS IL NY Other 26% 21% 19% 14% 13% 7% Other Construction Services Manufacturing Real Estate and Rental and Leasing Health Care and Social Assistance  Minimal office exposure; 2.0% of combined loan balances consisting of suburban office space

Residential Mortgage  $417.0 million in balances as of September 30, 2023 (includes home equity balances)  Historically direct-to-consumer originations centrally located at corporate headquarters  Focused on high quality borrowers – Average loan size of $206,000 – Average credit score at origination of 742 – Average LTV at origination of 80%  Strong historical credit performance 22 Concentration by State Concentration by Loan TypeNational Portfolio with Midwest Concentration 15% 3% 72% 5% 5% 70% 12% 2% 2% 2% 12% Indiana California Florida Texas New York All other states 90% 5% 4% 1% Single Family Residential SFR Construction to Permanent Home Equity – LOC Home Equity – Closed End

23% 21% 18% 28% 10% Specialty Consumer  $369.5 million in balances as of September 30, 2023  Direct-to-consumer and nationwide dealer network originations  Focused on high quality borrowers – Average credit score at origination of 778 – Average loan size of $25,000  Strong historical credit performance Concentration by State Concentration by Loan TypeGeographically Diverse Portfolio 23 14% 11% 6% 4% 4% 61% Texas California Florida North Carolina Arizona All other states 51% 38% 11% Trailers Recreational Vehicles Other Consumer

24 Appendix

Loan Portfolio Composition

Dollars in thousands	2020	2021	2022	1Q23	2Q23	3Q23
Commercial loans						
Commercial and industrial	$ 75,387	$ 96,008	$ 126,108	$ 113,198	$ 112,423	$ 114,265
Owner-occupied commercial real estate	89,785	66,732	61,836	59,643	59,564	58,486
Investor commercial real estate	13,902	28,019	93,121	142,174	137,504	129,831
Construction	110,385	136,619	181,966	158,147	192,453	252,105
Single tenant lease financing	950,172	865,854	939,240	952,533	947,466	933,873
Public finance	622,257	592,665	621,032	604,898	575,541	535,960
Healthcare finance	528,154	387,852	272,461	256,670	245,072	235,622
Small business lending	125,589	108,666	123,750	136,382	170,550	192,996
Franchise finance	-	81,448	299,835	382,161	390,479	455,094
Total commercial loans	2,515,631	2,363,863	2,719,349	2,805,806	2,831,052	2,908,232
Consumer loans						
Residential mortgage	186,787	186,770	383,948	392,062	396,154	393,501
Home equity	19,857	17,665	24,712	26,160	24,375	23,544
Trailers	144,493	146,267	167,326	172,640	178,035	186,424
Recreational vehicles	94,405	90,654	121,808	128,307	133,283	140,205
Other consumer loans	36,794	28,557	35,464	37,186	40,806	42,822
Total consumer loans	482,336	469,913	733,258	756,355	772,653	786,496
Net def. loan fees, prem., disc. and other [1]	61,264	53,886	46,794	45,081	43,127	40,340
Total loans	**$ 3,059,231**	**$ 2,887,662**	**$ 3,499,401**	**$ 3,607,242**	**$ 3,646,832**	**$ 3,735,068**

1 Includes carrying value adjustments of $29.0 million, $30.5 million, $31.5 million, $32.5 million, $37.5 million and $42.7 million related to terminated interest rate swaps associated with public finance loans as of September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, respectively.

First Internet Bancorp

25

Reconciliation of Non-GAAP Financial Measures 26 Dollars in thousands, except for per share data 2016 2017 2018 2019 2020 2021 2022 3Q23 Total equity - GAAP $153,942 $224,127 $288,735 $304,913 $330,944 $380,338 $364,974 $347,744 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $149,255 $219,440 $284,048 $300,226 $326,257 $375,651 $360,287 $343,057 Common shares outstanding 6,478,050 8,411,077 10,170,778 9,741,800 9,800,569 9,754,455 9,065,883 8,669,673 Book value per common share $23.76 $26.65 $28.39 $31.30 $33.77 $38.99 $40.26 $40.11 Effect of goodwill (0.72) (0.56) (0.46) (0.48) (0.48) (0.48) (0.52) (0.54) Tangible book value per common share $23.04 $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $39.57

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands, except for per share data	3Q22	4Q22	1Q23	2Q23	3Q23
Total equity - GAAP	$360,857	$364,974	$355,572	$354,332	$347,744
Adjustments:					
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$356,170	$360,287	$350,885	$349,645	$343,057
Total assets - GAAP	$4,264,424	$4,543,104	$4,721,319	$4,947,049	$5,169,023
Adjustments:					
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$4,259,737	$4,538,417	$4,716,632	$4,942,362	$5,164,336
Common shares outstanding	9,290,885	9,065,883	8,943,477	8,774,507	8,669,673
Book value per common share	$38.84	$40.26	$39.76	$40.38	$40.11
Effect of goodwill	(0.50)	(0.52)	(0.53)	(0.53)	(0.54)
Tangible book value per common share	$38.34	$39.74	$39.23	$39.85	$39.57
Total shareholders' equity to assets	8.46%	8.03%	7.53%	7.16%	6.73%
Effect of goodwill	(0.10%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Tangible common equity to tangible assets	8.36%	7.94%	7.44%	7.07%	6.64%
Total interest income	$39,099	$45,669	$52,033	$58,122	$63,015
Adjustments:					
Fully-taxable equivalent adjustments [1]	1,280	1,384	1,383	1,347	1,265
Total interest income - FTE	$40,379	$47,053	$53,416	$59,469	$64,280
Net interest income	$23,994	$21,669	$19,574	$18,145	$17,378
Adjustments:					
Fully-taxable equivalent adjustments [1]	1,280	1,384	1,383	1,347	1,265
Net interest income - FTE	$25,274	$23,053	$20,957	$19,492	$18,643
Net interest margin	2.40%	2.09%	1.76%	1.53%	1.39%
Adjustments:					
Effect of fully-taxable equivalent adjustments [1]	0.13%	0.13%	0.13%	0.11%	0.10%
Net interest margin - FTE	2.53%	2.22%	1.89%	1.64%	1.49%

1 Assuming a 21% tax rate

27

Reconciliation of Non-GAAP Financial Measures 28 Dollars in thousands, except for per share data 3Q22 4Q22 1Q23 2Q23 3Q23 Noninterest income $4,314 $5,807 $5,446 $5,871 $7,407 Adjustments: Mortgage-related revenue - - (65) - - Adjusted noninterest income $4,314 $5,807 $5,381 $5,871 $7,407 Noninterest expense $17,995 $18,513 $20,954 $18,670 $19,756 Adjustments: Write-down of software (125) - - - - Mortgage-related costs - - (3,052) - - Adjusted noninterest expense $17,870 $18,513 $17,902 $18,670 $19,756 Noninterest expense to average assets 1.74% 1.72% 1.83% 1.52% 1.53% Effect of write-down of software (0.01%) 0.00% 0.00% 0.00% 0.00% Effect of mortgage-related costs 0.00% 0.00% (0.27%) 0.00% 0.00% Adjusted noninterest expense to average assets 1.73% 1.72% 1.56% 1.52% 1.53%

Reconciliation of Non-GAAP Financial Measures 29 1 Assuming a 21% tax rate Dollars in thousands, except for per share data 3Q22 4Q22 1Q23 2Q23 3Q23 Income (loss) before income taxes - GAAP 9,423$ 6,854$ (5,349)$ 3,648$ 3,083$ Adjustments: Mortgage-related revenue - - (65) - - Mortgage-related costs - - 3,052 - - Effect of write-down of software 125 - - - - Partial charge-off of C&I participation loan - - 6,914 - - Adjusted income before income taxes $9,548 $6,854 $4,552 $3,648 $3,083 Income tax provision (benefit) - GAAP 987$ 503$ (2,332)$ (234)$ (326)$ Adjustments:1 Mortgage-related revenue - - (14) - - Mortgage-related costs - - 641 - - Write-down of software 26 - - - - Partial charge-off of C&I participation loan - - 1,452 - - Adjusted income tax provision (benefit) 1,013$ 503$ (253)$ (234)$ (326)$ Net income (loss) - GAAP $8,436 $6,351 (3,017)$ 3,882$ 3,409$ Adjustments: Mortgage-related revenue - - (51) - - Mortgage-related costs - - 2,411 - - Write-down of software (26) - - - - Partial charge-off of C&I participation loan - - 5,462 - - Adjusted net income $8,410 $6,351 $4,805 $3,882 $3,409 Diluted average common shares outstanding 9,525,855 9,343,533 9,024,072 8,908,180 8,767,217 Diluted earnings (loss) per share - GAAP 0.89$ 0.68$ (0.33)$ 0.44$ 0.39$ Adjustments: Effect of mortgage-related revenue - - (0.01) - - Effect of mortgage-related costs - - 0.27 - - Effect of write-down of software 0.01 - - - - Effect of partial charge-off of C&I participation loan - - 0.60 - - Adjusted diluted earnings per share $0.90 $0.68 $0.53 $0.44 $0.39

Reconciliation of Non-GAAP Financial Measures 30 Dollars in thousands 3Q23 Tangible common equity $343,057 Adjustments: Accumulated other comprehensive loss 41,197 Adjusted tangible common equity $384,254 Tangible assets $5,164,336 Adjustments: Cash in excess of $300 million (221,205) Adjusted tangible assets $4,943,131 Adjusted tangible common equity $384,254 Adjusted tangible assets $4,943,131 Adjusted tangible common equity to adjusted tangible assets 7.77%